UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2018
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

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ITEM 8.01. OTHER EVENTS.

As previously disclosed on August 22, 2017, Ingevity Corporation (the “Company”) entered into an Asset Purchase Agreement, dated August 22, 2017 (the “Agreement”), with Georgia-Pacific Chemicals LLC (the “Seller”), Georgia-Pacific LLC (together with Seller, “GP”) and Ingevity Arkansas, LLC, a wholly-owned subsidiary of the Company, to purchase substantially all the assets primarily used in GP’s pine chemicals business, including assets and facilities related to tall oil fractionation operations and the production or modification of tall oil fatty acids, tall oil rosins, rosin derivatives and formulated products (the “Acquisition”).
On March 1, 2018, the Federal Trade Commission (“FTC”) notified the Company that it had closed its investigation of the proposed Acquisition. The consummation of the Acquisition remains subject to other customary closing conditions, and the Company currently anticipates closing the Acquisition in the first quarter of 2018.
On March 1, 2018, the Company issued a press release regarding the foregoing. A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, the anticipated timing of the closing of the Acquisition. Like other businesses, the Company is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the Acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, risks that the expected benefits from the proposed Acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; and unknown or understated liabilities. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2017 and our other periodic filings. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as the date thereof. The Company undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated March 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ KATHERINE P. BURGESON
Katherine P. Burgeson
Executive Vice President, General Counsel and Secretary
Date: March 1, 2018